UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2008

eLOYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

In connection with Steven H. Shapiro’s departure as Vice President, General Counsel and Corporate Secretary of eLoyalty Corporation, Mr. Shapiro’s amended and restated employment agreement with eLoyalty, dated as of February 26, 2008, (which was previously filed by eLoyalty Corporation as Exhibit 10.33 to its Annual Report on Form 10-K for the year ended December 27, 2007), will be terminated effective October 3, 2008.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Steven H. Shapiro, General Counsel and Corporate Secretary, has left the company, effective October 3, 2008. Chris Min, currently Chief Financial Officer, will perform the corporate secretary duties. This change will streamline the organization and improve the Company’s cost structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: October 2, 2008	By:	/s/ CHRIS MIN
Chris Min
Vice President and Chief Financial Officer